Prospectus supplement dated December 19, 2014
to the following prospectus(es):
Waddell & Reed Advisors Select Plus Annuity, Waddell & Reed Advisors Select Reserve Annuity, Waddell & Reed Immediate Annuity, Waddell & Reed Advisors Select Preferred, Waddell & Reed Advisors Select Preferred (2.0), Waddell & Reed Advisors Select Preferred NY(2.0) , Waddell & Reed Protection VUL - New York, Waddell & Reed  Accumulation VUL - New York, Waddell & Reed Protection VUL - NLAIC, and Waddell & Reed Accumulation VUL – NLAIC prospectus dated May 1, 2014
Waddell & Reed Advisors Survivorship Life prospectus dated May 1, 2009
Waddell & Reed Advisors Select Annuity, Waddell & Reed Advisors Select Life, and Waddell & Reed Advisors Select Life II prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual fund as an investment option under the contract/policy. Effective January 1, 2015, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Ivy Funds Variable Insurance Portfolios - International Growth	Ivy Funds Variable Insurance Portfolios - Global Growth
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